Loncar China BioPharma ETF
Schedule of Investments
May 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Biotechnology - 56.1% ●
187,500	3SBio, Inc. (a)	$222,552
141,000	Alphamab Oncology (a)	335,809
346,000	Ascletis Pharma, Inc. (a)	127,669
2,189	BeiGene, Ltd. - ADR (a)	362,367
27,000	CanSino Biologics, Inc. - H Shares (a)	631,893
67,540	CASI Pharmaceuticals, Inc. (a)	178,305
10,482	Cellular Biomedicine Group, Inc. (a)	144,337
2,203	China Biologic Products Holindgs, Inc. (a)	244,026
2,490,000	CK Life Sciences Int’l Holdings, Inc.	295,549
174,000	CStone Pharmaceuticals (a)	177,120
104,000	Genscript Biotech Corporation (a)	228,100
9,843	Hutchison China MediTech, Ltd. - ADR (a)	214,676
15,673	I-Mab - ADR (a)	390,728
63,000	Innovent Biologics, Inc. (a)	343,814
50,000	Shanghai Haohai Biological Technology Company, Ltd. - H Shares	204,812
83,600	Shanghai Junshi Biosciences Company, Ltd. - H Shares (a)	472,414
249,000	Sino Biopharmaceutical, Ltd.	391,924
343,500	Viva Biotech Holdings	315,979
4,829	Zai Lab, Ltd. - ADR (a)	359,278
		5,641,352
	Biotechnology Services - 11.3%
37,700	Pharmaron Beijing Company, Ltd. - H Shares	305,939
38,248	WuXi AppTec Company, Ltd. - H Shares	404,636
27,000	Wuxi Biologics Cayman, Inc. (a)	424,281
		1,134,856
	Pharmaceutical Distribution - 2.7%
109,900	Sinopharm Group Company, Ltd. - H Shares	270,248

	Pharmaceutical Manufacturing - 3.1%
261,000	SSY Group, Ltd.	159,947
43,200	YiChang HEC ChangJiang Pharmaceutical Company, Ltd. - H Shares	152,992
		312,939
	Pharmaceuticals - 26.7%
396,000	China Grand Pharmaceutical and Healthcare Holdings, Ltd.	272,822
190,000	China Medical System Holdings, Ltd.	216,449
280,500	China Resources Pharmaceutical Group, Ltd.	152,717
144,000	CSPC Pharmaceutical Group, Ltd.	282,018
77,000	Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd. - H Shares	187,160
98,000	Hansoh Pharmaceutical Group Compnay, Ltd. (a)	425,455
67,570	Livzon Pharmaceutical Group, Inc. - H Shares	271,553
389,500	Luye Pharma Group, Ltd.	194,474
87,000	Shanghai Fosun Pharmaceutical Group Company, Ltd. - H Shares	276,119
127,900	Shanghai Pharmaceuticals Holding Company, Ltd. - H Shares	202,303
2,144,000	Sihuan Pharmaceutical Holdings Group, Ltd.	210,223
		2,691,293
	TOTAL COMMON STOCKS (Cost $9,598,952)	10,050,688

	SHORT-TERM INVESTMENTS - 0.1%
9,927	First American Government Obligations Fund, Class X - 0.09% *	9,927
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,927)	9,927
	TOTAL INVESTMENTS - 100.0% (Cost $9,608,879)	10,060,615
	Liabilities in Excess of Other Assets - 0.0% +	(3,818)
	NET ASSETS - 100.0%	$10,056,797

	Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
ADR	American Depositary Receipt
●	To the extent that the Fund invest more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
+	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at May 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

Loncar China BioPharma ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,050,688	$-	$-	$10,050,688
Short-Term Investments	9,927	-	-	9,927
Total Investments in Securities	$10,060,615	$-	$-	$10,060,615
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2020, the Fund did not recognize any transfers to or from Level 3.